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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 28, 2001


           CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of September 1, 2001, providing for the issuance of the CHL Mortgage Pass-Through Trust 2001-20, Mortgage
                           Pass-Through Certificates,
                                Series 2001-20).

                                   CWMBS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                          333-64564                  95-4596514
-------------------------              ---------                  ----------

  (State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ---------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

        5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

        23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).







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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.


                                         By: /s/ Celia Coulter
                                             ---------------------------
                                             Celia Coulter
                                             Vice President



Dated:  September 28, 2001







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                                  Exhibit Index

Exhibit                                                                                 Page
-------                                                                                 ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                                5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)           5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5






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